UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 27, 2024

SIZZLE ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-41005	85-3418600
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4201 Georgia Avenue, NW

Washington, DC 20011

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (202) 846-0300

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Units, each consisting of one share of common stock and one-half of one redeemable warrant	SZZLU	The Nasdaq Stock Market LLC
Common stock, par value $0.0001 per share	SZZL	The Nasdaq Stock Market LLC
Redeemable Warrants, each whole warrant exercisable for one share of common stock at an exercise price of $11.50 per share	SZZLW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

On February 27, 2024 (the “Closing Date”), Sizzle Acquisition Corp., a Delaware corporation (“Sizzle”) and European Lithium Limited, an Australian public company limited by shares (ASX: EUR) (“European Lithium”) consummated (the “Closing”) the previously announced business combination (the “Business Combination”), pursuant to that certain Agreement and Plan of Merger, dated as of October 25, 2022 (as amended on January 4, 2023, July 7, 2023 and November 17, 2023, and as amended and supplemented from time to time, the “Business Combination Agreement”) by and among Sizzle, European Lithium, European Lithium AT (Investments) Limited, a BVI business company incorporated in the British Virgin Islands and a direct, wholly owned subsidiary of European Lithium (“EUR BVI”), Critical Metals Corp., a BVI business company incorporated in the British Virgin Islands (“Pubco”) and Project Wolf Merger Sub Inc., a Delaware corporation and a direct, wholly-owned subsidiary of Pubco (“Merger Sub”). Pursuant to the Closing, Sizzle merged with and into Merger Sub, with Sizzle surviving such merger (the “Merger”), and each of Sizzle and EUR BVI became direct, wholly-owned subsidiaries of Pubco.

In connection to the Closing of the Business Combination, Pubco’s ordinary shares and warrants began trading on The Nasdaq Stock Market LLC (“Nasdaq”) under the ticker symbols “CRML” and “CRMLW,” respectively, on February 28, 2024.

Item 1.01. Entry into a Material Definitive Agreement

The information set forth the Introductory Note of this Current Report on Form 8-K is incorporated herein by reference in its entirety. In connection with the consummation of Business Combination, the parties to the Business Combination entered into the following agreements:

Lock-Up Agreements

Simultaneously with the Closing, and in connection with the PIPE Financing (as defined in the definitive proxy statement/prospectus filed by Sizzle with the Securities and Exchange Commission (“SEC”) on December 28, 2023, as supplemented (the “Proxy Statement”)), holders of Pubco Ordinary Shares as of the Closing, other than the PIPE Investors (as defined in the Proxy Statement) and Sizzle’s public shareholders, entered into a lock-up for a period of one year after the Closing and Pubco will be restricted from issuing additional shares or filing any registration statements with the SEC for a period of 60 days after the Closing, subject to certain specified exceptions.

The foregoing description of the Lock-Up Agreement is qualified in its entirety by reference to the full text of the Lock-Up Agreement which is included as Exhibit 10.1 to this Current Report and is incorporated herein by reference.

Third-Party Transaction Expenses Arrangements

On and prior to the Closing, Sizzle, European Lithium and other parties, including certain third-party vendors and service providers (“Vendors”) that provided services to Sizzle or European Lithium, respectively, entered into certain agreements and transactions related to the Business Combination.

Modified Deferred Underwriting Fee Payment Obligations

As previously disclosed in the Proxy Statement, pursuant to the Underwriting Agreement, dated as of November 3, 2021 (as amended November 1, 2023, and from time to time, the “Underwriting Agreement”), entered into in connection with Sizzle’s initial public offering, Sizzle previously agreed to pay to Cantor Fitzgerald & Co. (“Cantor”) a deferred underwriting commission, as further disclosed in the Proxy Statement and as set forth on Exhibit 10.14 to the registration statement of which the Proxy Statement formed a part. In connection with the Closing, and Cantor’s agreement to the Lock-up Agreement described above, Pubco and Sizzle agreed to pay to Cantor such commission as of the Closing, including the amounts set forth in the Proxy Statement, in the aggregate amount of 1,200,000 ordinary shares of Pubco (the “Cantor Fee Shares”), payable and delivered, at Closing (the “Cantor Fee Modification Agreement”).

In addition to Sizzle’s obligation to deliver the Cantor Fee Shares to Cantor, the terms of the Fee Modification Agreement also include registration rights obligations in accordance with the terms of the Cantor Fee Modification Agreement and included other default provisions relating to failure to satisfy performance of share issuances at Closing and specified obligations.

The foregoing description of the Cantor Fee Modification Agreement is qualified in its entirety by the full text of the Fee Modification Agreement, the form of which is filed as Exhibit 10.2 hereto and is incorporated herein by reference.

Other Agreements Related to Transaction Expenses

In addition to the foregoing, in connection with the Closing, Sizzle entered into or assumed, as applicable, certain other obligations to repay Business Combination transaction expenses otherwise due at Closing. These arrangements include fee modification agreements with vendors pursuant to which such vendors will receive (i) newly issued shares of Pubco issued or issuable at Closing or upon such date as the Securities and Exchange Commission (“SEC”) may declare effective a Registration Statement registering the resale of securities included therein, or as applicable, privately placed shares of common stock of Sizzle, (ii) deferred cash payments, or (iii) a combination of the foregoing.

Item 2.01. Completion of Acquisition or Disposition of Assets.

The information set forth the Introductory Note of this Current Report on Form 8-K is incorporated herein by reference in its entirety. On February 27, 2024, pursuant to the Business Combination Agreement, the following transactions occurred at the effective time of the Merger (the “Effective Time”):

●	Pubco acquired all of the issued and outstanding shares of EUR BVI held by shareholders of the EUR BVI in exchange (the “Share Exchange”) for ordinary shares of Pubco (“Pubco Ordinary Shares”).

●	Merger Sub merged with and into Sizzle, with Sizzle being the surviving company in the Merger and each outstanding share of common stock of Sizzle was converted into the right to receive one Pubco Ordinary Share.

●	Each outstanding warrant to purchase Sizzle common stock was converted at Effective Time into a warrant to acquire one Pubco Ordinary Share (the “Pubco Warrants”) on substantially the same terms as were in effect immediately prior to the Effective Time under their terms.

Immediately prior to the Closing, the European Lithium Parties waived in full the Minimum Cash Condition (as defined in the Business Combination Agreement). Immediately following the consummation of the Business Combination, Sizzle became a directly, wholly owned subsidiary of Pubco.

As previously disclosed, in connection with the special meeting of Sizzle stockholders, which special meeting was held on February 22, 2024 (the “Special Meeting”), the public stockholders of Sizzle had the right to elect to redeem all or a portion of their common stock of Sizzle (“Public Shares”) for a per share price calculated in accordance with the amended and restated certificate of incorporation of Sizzle as of the Closing.  1,414,537 Public Shares were redeemed in connection with the Special Meeting for the Business Combination.

Immediately following the consummation of the Business Combination, on February 27, 2024, the issued share capital of Pubco consisted of 81,639,881 ordinary shares and 7,750,000 warrants.

The common shares and warrants of Pubco commenced trading on Nasdaq under the ticker symbol “CRML” and “CRMLW,” respectively on February 28, 2024.

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing; Material Modification to Rights of Security Holders.

The information set forth the Introductory Note of this Current Report on Form 8-K is incorporated herein by reference in its entirety.

On February 27, 2024, in connection with the consummation of the Business Combination, Sizzle notified Nasdaq that the Business Combination had become effective and requested that Nasdaq file a Notification of Removal from Listing and/or Registration under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), on Form 25 (the “Form 25”) to notify the SEC that Sizzle’s common stock, warrants and units were to be delisted and deregistered under Section 12(b) of the Exchange Act. As a result of the Business Combination having become effective, Nasdaq determined to permanently suspend trading of Sizzle’s common stock, warrants and units prior to the opening of trading on February 28, 2024. The deregistration will become effective 10 days from the filing of the Form 25, which occurred on February 27, 2024. Sizzle intends to file a Form 15 with the SEC in order to complete the deregistration of Sizzle’s securities under the Exchange Act.

Item 3.03. Material Modifications to Rights of Security Holders.

To the extent required by Item 3.03 of Form 8-K, the disclosure set forth in Items 1.01 and 2.01 of this Current Report on Form 8-K is incorporated by reference in this Item 3.03.

Item 5.01. Changes in Control of Registrant.

The information set forth the Introductory Note of this Current Report on Form 8-K is incorporated herein by reference in its entirety. To the extent required by Item 5.01 of Form 8-K, the disclosure set forth in Item 2.01 of this Current Report on Form 8-K is incorporated by reference in this Item 5.01.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth the Introductory Note of this Current Report on Form 8-K is incorporated herein by reference in its entirety. To the extent required by Item 5.02 of Form 8-K, the disclosure set forth in Item 5.01 of this Current Report on Form 8-K is incorporated by reference in this Item 5.02.

In connection with the consummation of the Business Combination, each of Steve Salis, Jamie Karson, Daniel Lee, Karen Kelley, Warren Thompson, David Perlin and Carolyn Trabuco ceased to be director and/or officers of Sizzle.

Following the consummation of the Business Combination, Tony Sage, Carolyn Trabuco, Malcolm Day, Michael Hanson and Mykhailo Zhernov were appointed to serve as directors of Pubco, and the board of directors of Pubco appointed the following officers: Tony Sage as Executive Chairman and Dietrich Wanke as Chief Executive Officer.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth the Introductory Note of this Current Report on Form 8-K is incorporated herein by reference in its entirety.

In connection with the consummation of the Business Combination, at the Effective Time of the Business Combination, Sizzle adopted an amended and restated certificate of incorporation which are substantially in the form as described in the Proxy Statement, in accordance with Sizzle becoming a wholly-owned subsidiary of Pubco in connection with the Merger.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
10.1	Form of Lock-Up Agreement, dated February 27, 2024, by and among Critical Metals Corp. and applicable shareholders.
10.2	Fee Modification Agreement, dated February 27, 2024, by and among Sizzle Acquisition Corp. and Cantor Fitzgerald & Co.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 4, 2024	SIZZLE ACQUISITION CORP.

	By:	/s/ Steve Salis
		Name:	Steve Salis
		Title:	Chief Executive Officer

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